Exhibit 99.1
Investor Meetings Tony Earley, Executive ChairmanDan Brudzynski, Vice President Regulatory AffairsMark Rolling, Director of Investor RelationsDecember 2, 2010

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions resulting in changes in demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population growth or decline in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2009 Forms 10-K and 2010 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2009 Form 10-K and 2010 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

3 OverviewUtility GrowthNon-utility Growth2010 & 2011 Financial Outlook

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~75% of DTE Energy's 2009 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~25% of DTE Energy's 2009 Earnings



Gas Storage & Pipelines



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

4

DTE Energy

Investment Thesis

DTE Energy has a plan it believes will provide 5%-6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

- **Utility growth plan driven by mandated investments**
- **Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns**
- **Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability**
- **Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography**





5%-6% Average Annual EPS Growth

+

Attractive Dividend





5

DTE Energy Financial Goals, Results, Outlook

DTE Energy

	Financial Goal	2007 – 2010 Results	2011 Early Outlook	Next 3 – 5 Years
Detroit Edison	5% - 6% Annual Growth	~8%*	2% - 4%	5% - 6% average annual growth supported by mandated investments
MichCon		~9%*	5% - 7%	
Gas Storage & Pipelines	Premium Returns, >6% Annual Growth	~14%*	~5%	Continued growth tied to shale gas development
Power & Industrial Projects		~25%*	~(30%)	New projects provide potential strong upside growth
Energy Trading	Earnings and Cash Flow	~$45 million avg.	Cautious	Return to historical earnings and cash flow level
Unconventional Gas Production	Cash via Monetization	~$1.5 billion gross proceeds	Position for Monetization	Monetize to fund growth
DTE Energy	5% - 6% Annual EPS Growth	~9%	EPS In-Line with Strong 2010	5% - 6% annual EPS growth

Annual growth rates based on operating earnings; reconciliation to GAAP reported earnings included in the appendix
*Compound Annual Growth Rate

6

7 OverviewUtility GrowthDetroit Edison MichConRegulatory OverviewNon-utility Growth2010 & 2011 Financial Outlook

8 Detroit Edison Investment Profile Base Infrastructure Investment to meet existing and future requirements$800 - $900 million investment 2011 - 2013 Infrastructure investments to ensure the reliability of generation fleet and distribution systems$2.1 - $2.3 billion investment 2011 - 2013 Renewable Energy & Energy Efficiency New generation to meet Renewable Portfolio Standard (RPS)300 MWs of capacity required by 2013 - up to half Detroit Edison-owned wind generation$500 - $600 million Detroit Edison investment 2011 - 2013 EnvironmentalCompliance

Renewable Energy and Energy Efficiency Investments Drive Earnings Growth

DTE Energy

Michigan RPS Requirements

- 10% of retail sales must come from Michigan-based renewable sources by 2015
- Up to 50% owned by utility
- New capacity requirements: 300 MWs by 2013; 600 MWs by 2015

Michigan Energy Efficiency Requirements

- 1% annual savings by 2012 at Detroit Edison
- 0.75% annual savings by 2012 at MichCon


Renewable Capacity Plan
(MW)
RPS Requirement – 600MW by 2015
RPS Requirement – 300MW by 2013
600
500
400
300
200
100
0
2010
2011E
2012E
2013E
2014E
2015E


17MW Wood-waste Biomass Facility currently operating
Invenergy – 200MW Wind Farm 2011 COD
26MW Wind Farm 14MW operating, 12MW 2011 COD
3.2MW Landfill Gas Facility 2011 COD


Projected Earnings
(millions, after-tax)
~$50
Energy Efficiency
Renewable Energy
2011E
2012E
2013E
2014E
2015E

9

Environmental Capital Driven by Investments at Monroe Power Plant

DTE Energy

Environmental Technologies Timeline


Plants
Prior
2010
2011
2012
2013
2014
Monroe (Unit 1)
SCR
FGD
Monroe (Unit 2)
FGD
SCR
Monroe (Unit 3)
SCR
FGD
Monroe (Unit 4)
SCR
FGD
Other Plants (3,800 MW)
ACI
In service
Under construction
Future/potential projects

Investments focused at 3,100 MW Monroe Power Plant (represents ~45% of coal fleet capacity)

Completing FGD and SCR installations between 2010-2014

Michigan Mercury Rule drives potential investments in Activated Carbon Injection (ACI) at other units

Additional future projects expected as environmental regulations evolve

10

Strengthen and expand MichCon's distribution systemMain renewal, pipeline integrity and meter relocation Investment in additional pipelines to connect our storage products to third parties Expansion projects provide increased storage for third party customers Distribution Other Retail MichCon Growth Opportunities Utility Storage & Transportation $500 - $600 million investment plan focused on wholesale services for third parties and retail customer satisfaction Continued growth in appliance repair business 11

Improved Regulatory Structure Helps Support our Utility Growth Plan

DTE Energy



Michigan's Regulatory Ranking
Relative to Other States
Ranking
0
5
10
15
20
25
30
35
40
45
Tier 1 (Most Favorable)
Tier 2
Tier 3
Tier 4
Tier 5 (Least Favorable)
24
28
26
27
14
12
2005
2006
2007
2008
2009
2010

Passed comprehensive energy legislation in 2008

- "File and Implement" rates with forward looking test period
- Renewable portfolio standard with reasonable rate impacts
- Advance approval by MPSC for major capital projects

Implemented trackers that reduce earnings risk

- Revenue decoupling
- Electric Choice lost margin

Source: Barclays Capital, Regulatory Research Associates

12

DTE Energy

- Overview
- Utility Growth
- Non-utility Growth
  - Power & Industrial Projects
  - Gas Storage & Pipelines
  - Energy Trading Overview
- 2010 & 2011 Financial Outlook

13

Power & Industrial Projects Overview

DTE Energy

Industrial Energy Services (Stable Earnings)


Coke Battery
Detroit, MI

Overview
- Coke and pulverized coal production for steel customers
- Utility services at industrial sites

Focus
- Capture value from existing strong asset position

Renewable Energy (Stable Earnings + Growth)


Wood-fired Plant
Cassville, WI

Overview
- Own 4 wood-fired power plants and 21 landfill gas projects

Focus
- Grow segment by expanding our coal-to-wood power plant conversions in attractive markets

New Growth Opportunities


Reduced Emissions
Fuels Plant

Focus
- Develop Reduced Emissions Fuel (REF) that reduces emissions from coal-fired power plants
- Builds on skill in capturing value from tax credits and other incentives

14

(CHART) * Reconciliation to GAAP reported earnings included in the appendix Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative 2010E 2009A 2011E Potential Earnings Contribution by Project Type $85 - $90 Industrial Energy Services Reduced Emissions Fuels (Base Plan) 2012E 2013E 2014E 15 Steel IndustryFuels 2015E $55 - $65 Over $100 Operating Earnings* $35 (millions) Projected 2015 Earnings Breakdown Steel IndustryFuels $40 - $50 $75 - $85 (millions) Corporate allocations, interest, overheads ($60) - ($70) Renewable Energy - Waste-Wood $40 - $50 ~$10 - Biomass BN Contract Higher Coke Pricing

44 MW coal-to-waste-woodOn-line Q4 201115 year contract50% Ownership 16 Power & Industrial Growth Opportunities: Waste-Wood Renewable Overview 25 MW waste-wood10 year contract 60 MW coal/wood co-firing15 year contract50% ownership 40 MW coal-to-waste-woodOn-line Q4 201010 year contract 45 MW coal-to-waste-woodOn-line Q1 201325 year contract Woodland Mobile Energy Services Stoneman (In Start-Up) Stockton (In Conversion) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stockton, California Woodland, California Mobile, Alabama Cassville, Wisconsin New Project Development Multiple projects in early stage development Mt. Poso (In Conversion) Bakersfield, California

Power & Industrial Growth Opportunities: Demand For Wood-Fired Generation Drives Growth

DTE Energy

Illustrative

Wood Renewables Business Earnings Contribution*

(millions)



$40 - $50
Potential Growth Projects
Stockton
Q1 2013
Mt. Poso
Q4 2011
Existing Projects / Projects Under Construction
$25 - $30
2011E
2012E
2013E
2014E
2015E
New projects coming on-line

RPS requirements are driving strong demand for wood-fired generation

In-house expertise in coal-to-wood conversions and fuel sourcing provide advantage for Power & Industrial

Investigating several other coal plants that are attractive candidates for wood conversion

* Excludes corporate allocations and overheads

17

Power & Industrial Growth Opportunities: Development of Reduced Emissions Fuel Projects

DTE Energy

Illustrative

Project Returns (millions)



$400
$300
$200
$100
$0
Low Case
Base case
High Case
Return (NPV)

Potential Earnings Contribution* (millions)



~$75
High Case
Base Case
Low Case
2011
2012
2013
2014
2015

* Excludes corporate allocations and overheads

Project Overview

- P&I has licensed a coal additive technology for producing refined coal that reduces emissions from coal-fired power plants and qualifies for Section 45 tax credits
- Reduces NOx emissions by 20% and mercury by 40%
- Five facilities placed in service in late 2009
- Tax credits available for 10 years (2010 – 2019)
- Facilities can be relocated

Focus Areas to Achieve Maximum Value

- Find partners to maximize tax credit value
- Relocate facilities to host sites that maximize production volumes

18

Gas Storage & Pipelines: Overview 19 90 Bcf of storage capacity in MichiganFully contracted (6.5 year avg. duration) DTE owns 26.25% shareOver 80% contracted (15 year avg. duration)182 miles of pipe; 15,000 H.P. of compression DTE owns 40% shareFully contracted (7 year avg. duration)348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline Millennium Pipeline DTE Gas Storage (CHART) $23 $34 $38 $49 $50 (millions) Solid Operating Earnings* Growth Growth Opportunities Marcellus shale development creates growth opportunities for Millennium PipelineMainline expansionsBluestone lateral pipelineMillennium to Iroquois (M-I) Connector ~$70 $50 - $55

Energy Trading has Faced Unique Market Challenges in 2010

DTE Energy

Operating Earnings*
(millions)



$53
$43
$75
$5 - $15
$10 - $40
~$45 million average
2007
2008
2009
2010E
2011E

Historically has contributed strong operating earnings and cash flow

In addition, Energy Trading provides:
– Strategic market intelligence
– Execution capability for other DTE segments to support hedging and risk management initiatives

2010 has provided marketplace challenges:
– Oversupplied gas market
– Significantly lower volatility and liquidity
– Regulatory changes and uncertainty associated with financial reform

Response to recent challenges has been a greater focus on marketing and origination business

Continuation of market challenges in 2011 could again pressure earnings below historical levels

* Reconciliation to GAAP reported earnings included in the appendix

20

(CHART) (CHART) DTE Energy is Well Positioned for Growth 21 Detroit Edison Rate Base MichCon Rate Base ~$9.8 ~$11.7 ~$2.4 ~$2.6 (billions) (billions) (billions) (CHART) DTE Energy Capital Investment (billions) Scale and nature of investments supports 5%-6% annual operating EPS growth rate $4.5 - $5.3 $0.6 - $0.9 $0.5 - $0.6 $3.4 - $3.8 Detroit Edison MichCon Non-Utility $0.6 $0.6 $2.6 $3.8

22 OverviewUtility GrowthNon-utility Growth2010 & 2011 Financial Outlook

Track Record of Strong Earnings Growth 23 (CHART) $2.89 $3.30 $3.50 - $3.70 Operating Earnings Per Share* ~8% CAGR at midpoint 2008A 2009A 2010 Original Guidance 2010 Current Guidance 2011EarlyOutlook $3.35 - $3.75 $3.40 - $3.80 Strong growth since 2008; 12% CAGR at 2010 current midpoint2010 exceeding original expectations driven by one-time contributions at Power & IndustrialOutlook for 2011 is for modest growth over original 2010 guidanceConfident in 5% - 6% long-term EPS growth * Reconciliation to GAAP reported earnings included in the appendix

2011 Early Outlook Operating Earnings*(millions) 2011 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2011 Early Outlook 2010 Guidance 24 Productive outcome in Q4 2010 rate case filing; earn authorized ROE (11%) Productive outcome in current rate case; earn authorized ROE (11%) Continuation of market conditions in 2011 places pressure on outlook Current investments match cash flow; targeting future monetizations Lower interest expense in 2011 offsetting one-time savings in 2010 Premium coke pricing and BN contract end in 2010; Steel Industry Fuel tax credit extension in 2011 Modest earnings growth from existing and new projects

Strong Balance Sheet Supports Growth 2011 - 2013E Cash Flow Summary* Combination of internal cash and external financing will support the growth in capital spendingEquity will support utility capital spend and improve the balance sheetNo public issuance in 2011New equity (DRIP/pension) and/or asset sales up to $200 million in 2011 * Excludes securitization 25

26 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity Targeted Financial Metrics A strong balance sheet continues to be a key priorityLeverage and cash flow metrics within targeted rangesS&P moved DTE Energy's outlook from Stable to Positive in Q2. Continue to target an upgrade from S&PSuccessfully renewed $1.8 billion of bank credit lines in August 2010$1.8 billion of available liquidity at end of Q3 2010 Leverage* Funds from Operations / Debt* (CHART) 53% 52% 50% - 52% (CHART) 22% 23% 22% - 24%

(CHART) Our Dividend is Well Supported 27 Recently increased annualized dividend from $2.12 per share to $2.24 per share; 5.7% increaseDividend yield currently in-line with utility peersPayout ratio is in-line with 60%-70% targetDividend remains well supported Dividend Yield (as of November 2010) 4.9%

Summary 28 On track to achieve solid 2010 financial resultsConstructive regulatory structure and continued focus on operational excellence and customer satisfaction enables meaningful growth at utilitiesContinue to see attractive/premium return non-utility investment opportunities2010 and 2011 financial outlook support plan to achieve 5% - 6% long-term operating EPS growth

Contact Us DTE Energy Investor Relationswww.dteenergy.com/investors313-235-8030 29

Appendix

2010 Operating Earnings* Guidance

DTE Energy

(millions, except EPS)	Prior Guidance	Revised Guidance	
Detroit Edison	$410 - $435	$420 - $435	↑
MichCon	95 - 105	105 - 110	↑
Gas Storage & Pipelines	50 - 55	50	↓
Unconventional Gas Production	(7)	(10)	↓
Power & Industrial Projects	65 - 75	85 - 90	↑
Energy Trading	45 - 60	5 - 15	↓
Corporate & Other	(80)	(68)	↑
DTE Energy	$578 - $643	$587 - $622	
Operating EPS	$3.45 - $3.80	$3.50 - $3.70	
Avg. Shares Outstanding	169	169	

Drivers

Raising utility guidance on strong performance

- Increasing lower end of Detroit Edison guidance range
- Raising and narrowing MichCon guidance range

Primarily higher Steel Industry Fuels tax credit at Power & Industrial Projects

Unfavorable performance at Energy Trading

Tax benefits at Corporate & Other

31

* Reconciliation to GAAP reported earnings included in the appendix

DTE Energy

Michigan Public Service Commission (MPSC)

- The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.
- Commissioners are appointed to serve staggered six-year terms.
- No more than two Commissioners may represent the same political party.
- One commissioner is designated as chairman by the Governor.



Orjiakor Isiogu
Chairman
Appointed: 9/9/07
Term Ends: 7/2/13
(Democrat)



Monica Martinez
Commissioner
Appointed: 7/3/05
Term Ends: 7/2/11
(Democrat)



Greg White
Commissioner
Appointed: 12/4/09
Term Ends: 7/2/15
(Independent)

32

Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010

Detroit Edison General Rate Case Filing (U – 16472)

DTE Energy

Detroit Edison's Estimated Net Rate Request*



(millions)
$116
$77
$60
$253
Sales / Wholesale Revenue
Rate Base / Capital Structure
Benefit Expense / Other
Total

*Revenue requirement of $443 less proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); temporarily reduce Nuclear Decommissioning surcharge ($20).

Other Key Elements of Filing

Requested 11.125% allowed ROE

Proposed Modified Revenue Decoupling Mechanism (RDM) to recover lost sales due only to energy efficiency

Proposed elimination of certain tracking mechanisms

– Uncollectable expense
– Restoration and line clearance (if modified RDM is adopted)

33

Detroit Edison Generation Portfolio 34

Gas Storage & Pipeline Assets Corning Vector Millennium Storage Assets Pipeline Interests Iroquois Trans Canada Empire Union Gas 35

Unconventional Gas Overview

DTE Energy

Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns

Barnett Shale Operating Metrics



Reserves (Bcfe)
432
167
265
YE2008
489
Proved
234
Probable
255
YE2009
Gross Producing Wells
156
YE2008
169
YE2009

Future

- Near-term capital spend of $25 million / year (matches cash flow from business)
- Drill 10-15 wells and produce 5 Bcfe net in 2010
- Develop existing properties to create maximum value
- Monetize properties at right time in development cycle and in favorable commodity markets
- Provides cash for asset investments elsewhere at DTE Energy

36

Changes in Market Environment Have Negatively Impacted Energy Trading in 2010

DTE Energy

Changes in Market Environment

- **"Shale Gas Revolution"**
  - Oversupplied gas market
  - Declining location and time spreads
- **Regulatory changes are fundamentally changing the industry**
  - Significant uncertainty persists
  - Increased capital requirements
  - Reduced volatility and liquidity
- **Overbuild in transport and storage infrastructure in past 5 years relative to demand**

Impact on Energy Trading Businesses

- **Asset Optimization** (↓)
  - Extraction of intrinsic and extrinsic value from contractual assets
- **Marketing/Origination** (↑)
  - Provision of bundled energy services to a broad range of customers through bilateral markets or auctions
- **Proprietary Trading** (↓)
  - Trading activities which leverage Energy Trading's fundamentals-based view on future price development

37

38 2010 Capital Expenditures & Cash Flow Guidance Capital Expenditures (millions) Cash Flow Summary (billions)

39 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of YTD September 30, 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 40

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 41

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 42

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance and outlooks for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.Energy TradingThere were no reported to operating adjustments for Energy Trading YTD September 2009Gas Storage and Pipelines There were no reported to operating adjustments for Gas Storage and Pipelines in 2006 43